Exhibit 99.1

[FORM OF

EXCHANGE AGREEMENT]

This Exchange Agreement (this “Agreement”), dated as of February     , 2013 (the “Effective Date”), is entered into by and among Jefferies Group, Inc., a Delaware corporation (the “Company”), and each of the other persons who are signatories to this Agreement and who are listed on Schedule A attached hereto (each of them is referred to as a “Stockholder” and together they are referred to as “Stockholders”).

RECITALS

WHEREAS, the Company has entered to the Agreement and Plan of Merger, dated as of November 11, 2012 (the “Merger Agreement”), by and among the Company, JSP Holdings, Inc., a Delaware corporation and direct, wholly-owned Subsidiary of the Company (“New Jefferies”), Jasper Merger Sub, Inc., a Delaware corporation and direct, wholly-owned Subsidiary of New Jefferies, Leucadia National Corporation, a New York corporation (“Leucadia”), and Limestone Merger Sub, LLC, a Delaware limited liability company and a direct, wholly-owned Subsidiary of Leucadia;

WHEREAS, the Stockholders are the holders of shares of 3.25% Series A Cumulative Convertible Preferred Stock, par value $0.0001 per share, of the Company (the “Old Shares”), which the Stockholders acquired pursuant to that certain Purchase Agreement, dated as of February 17, 2006 (the “Purchase Agreement”) by and among the Company and the Stockholders;

WHEREAS, the Stockholders and the Company desire to take certain steps to allow the Stockholders to become, in connection with the merger contemplated by the Merger Agreement, holders of 3.25% Series A Cumulative Preferred Stock of Leucadia;

WHEREAS, it is intended that the exchange referred to in Section 1 is a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended; and

WHEREAS, the Company and the Stockholders desire to cause the Company to issue to each Stockholder shares of 3.25% Series A-1 Cumulative Convertible Preferred Stock of the Company, par value $0.0001 per share, with the terms and conditions set forth in Exhibit A hereto (“New Shares”), in exchange for the number of Old Shares held by each such Stockholder, upon the terms and conditions set forth herein.

AGREEMENT

NOW THEREFORE, in order to implement the foregoing and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and each of the Stockholders agree as follows:

Section 1. Exchange of Shares.

(a) Each of the parties hereto agrees that the Company shall issue to each Stockholder, and each such Stockholder shall receive and accept from the Company, one New Share for each Old Share of which the Stockholder is listed as record owner in the stock ledger of the Company in exchange for all of such Stockholder’s rights, interests and claims with respect to the Old Shares.

(b) As part of the exchange, the Company shall promptly issue to each such Stockholder a stock certificate evidencing the New Shares as set forth next to such Stockholder’s name on Schedule A upon the delivery by such Stockholder of this Agreement and the surrender by such Stockholder of each stock certificate or certificates, if any, representing the Old Shares.

(c) The New Shares shall have the designations, rights and preferences set forth in the Certificate of Designations attached hereto as Exhibit A. In addition, the Stockholders shall continue to have the same rights with respect to the New Shares that it had prior to the exchange with respect to the Old Shares as set forth in the Purchase Agreement.

Section 2. Representations and Warranties.

(a) Each of the Stockholders hereby represents, warrants and covenants to the Company as of the Effective Date as follows:

(i) that each such Stockholder is the record and beneficial owner of the number of issued and outstanding Old Shares set forth next to such Stockholder’s name on the signature page hereto;

(ii) that the Old Shares set forth on such signature page hereto constitute all of the issued and outstanding shares of capital stock of the Company owned of record or beneficially owned by such Stockholder, and the Stockholder does not own (or have any claim to own) beneficially or of record, any other shares of capital stock of the Company (or any right, warrant, option or other security or instrument evidencing, or convertible into or exchangeable or otherwise exercisable for, any capital stock of the Company);

(iii) that each such Stockholder has the legal capacity, power and authority to enter into and perform all of such Stockholder’s obligations under this Agreement;

(iv) that this Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms; and

(v) that from time to time, at the request of the Company and without further consideration, the Stockholder shall execute and deliver such additional documents as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(b) The Company hereby represents, warrants and covenants to the Stockholders as of the Effective Date as follows:

(i) that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii) that it has the corporate power and authority to enter into and perform all of its obligations under this Agreement and to consummate the transactions contemplated hereby;

(iii) that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company;

(iv) that it has taken all other actions required by applicable law, its certificate of incorporation and its bylaws to consummate the transactions contemplated by this Agreement; and

(v) that this Agreement constitutes the valid and binding obligation of the Company and is enforceable in accordance with its terms, except as enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally.

Section 3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles thereof.

Section 4. Assignment; Binding Effect; Benefits. This Agreement is not assignable without the written consent of each of the other parties hereto. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

Section 5. Amendment. This Agreement may be amended only by a written instrument signed by each of the parties hereto which specifically states that it is amending this Agreement.

Section 6. Counterparts. This Agreement may be executed in counterparts or in facsimiles, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Notwithstanding anything in this Agreement to the contrary, the failure of one or more Stockholders to execute or otherwise to become bound by this Agreement shall not affect the enforceability of this Agreement against, or otherwise impact the validity of this Agreement with respect to, the persons who execute and deliver this Agreement.

Section 7. Notice. All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(a) if to any Stockholder or its nominee, to such Stockholder or nominee at such address as such Stockholder or nominee shall have specified to the Company in writing,

(b) if to any other holder of any shares of the New Shares, to such holder at such address as such other holder shall have specified to the Stockholder in writing, or

(c) if to the Company, to the Company at 520 Madison Avenue, 12th Floor, New York, NY 10022 to the attention of General Counsel, or at such other address as the Company shall have specified to the holder of New Shares in writing.

Notices under this Section 7 will be deemed given only when actually received.

(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the date first written above.

JEFFERIES GROUP, INC.

Name:
Title:

(Signature Page to Exchange Agreement)

IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the date first written above.

STOCKHOLDERS:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Name:
Title:

Address:

Number of Shares of 3.25% Series A Cumulative Convertible Preferred Stock of Jefferies Group, Inc. Held:

C.M. LIFE INSURANCE COMPANY

Name:
Title:

Address:

Number of Shares of 3.25% Series A Cumulative Convertible Preferred Stock of Jefferies Group, Inc. Held:

(Signature Page to Exchange Agreement)

SCHEDULE A

Name of Stockholder	Certificate Number for Old Shares	Number of Old Shares	Certificate Number for New Shares	Number of New Shares to be Issued in Exchange for the Old Shares
Massachusetts Life Insurance Company	P1 P2 P3	91,000 30,000 2,000	PA-1 PA-2 PA-3	91,000 30,000 2,000
C.M. Life Insurance Company	P4	2,000	PA-4	2,000

Exhibit A

Certificate of Designations of 3.25% Series A-1 Cumulative Convertible Preferred Stock

See attached.